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Exhibit 10.5

THE STATE OF NEW YORK.

         SECTION 8. Consent to Jurisdiction. Any legal suit, action or proceeding against Borrower or Manager arising out of or relating to this Agreement, or any transaction contemplated hereby, may, be instituted in any federal or state court in the City of New York, State of New York, and each of the Borrower and the Manager hereby waive any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and, solely for the purposes of enforcing this Agreement, Borrower and Manager each hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. Each of Borrower and Manager hereby irrevocably appoints and designates CT Corporation System, having an address at 111 Eighth Avenue, New York, New York, 10011, its true and duly authorized agent for the limited purpose of receiving and forwarding legal process in any such suit, action or proceeding, and each of Borrower and Manager agrees that service of process upon such party shall constitute personal service of such process on such Person. Each of Borrower and Manager shall maintain the designation and appointment of such authorized agent until the termination of this Agreement; provided, however, if such agent shall cease to so act, each of Borrower and Manager shall immediately designate and appoint another such agent and each shall promptly deliver to the other evidence in writing of such other agent's acceptance of such appointment.

                            [Signature pages follow.]

                                                                            E115
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Exhibit 10.5

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    CF LEASING LTD.

                                    By: /s/ DENNIS J TIETZ
                                       -------------------------------

                                    Name: Dennis J Tietz

                                    Title: Chief Executive Officer

                                    CRONOS CONTAINERS (CAYMAN) LTD.,
                                    as Manager

                                    By: /s/ PETER J YOUNGER
                                       -------------------------------

                                    Name: Peter J Younger

                                    Title: Director

The undersigned hereby consents to the amendment of the Management Agreement:

FORTIS BANK (NEDERLAND) N.V., as Agent

By: /s/ MENNO A.N. VAN LACUM
    --------------------------------

Name: Menno A.N. van Lacum

Title: Account Manager

By: /s/ PAUL R.G. ZAMAN
    --------------------------------

Name: Paul R.G. Zaman

Title: Deputy Director

                                                                            E116